UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 6, 2012

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida		32254-3699
(Address of principal executive offices)		(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 6, 2012, the communications attached hereto as Exhibits 99.1 and 99.2 were distributed to employees of Winn-Dixie Stores, Inc. (“Winn-Dixie” or the “Company”). Such communications are incorporated herein by reference.

Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K and the exhibits filed herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements regarding the Company’s proposed merger with a subsidiary of BI-LO LLC, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Winn-Dixie and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond Winn-Dixie’s ability to control or predict. Such factors include, but are not limited to, approval of the Agreement and Plan of Merger, dated as of December 16, 2011, among Winn-Dixie, Opal Holdings, LLC and Opal Merger Sub, Inc. (the “Merger Agreement”), by Winn-Dixie’s shareholders, any conditions imposed in connection with the Merger (as defined in the Merger Agreement), the satisfaction of various other conditions to the closing of the Merger contemplated by the Merger Agreement, and other factors discussed in Winn-Dixie’s Annual Report on Form 10-K for the fiscal year ended June 29, 2011, and other Winn-Dixie filings with the Securities and Exchange Commission (“SEC”). These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein. Winn-Dixie does not undertake an obligation to update forward-looking statements.

Additional Information and Where to Find it

In connection with the proposed merger and required shareholder approval, the Company will file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting the Company at Winn-Dixie Stores, Inc., Attn: Investor Relations, 5050 Edgewood Court, Jacksonville, Florida, 32254-3699. The Company’s filings with the SEC are also available on our website at www.winndixie.com.

Participants in the Solicitation

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about Winn-Dixie’s officers and directors and their ownership of the Company’s common shares is set forth in the proxy statement for the Company’s 2011 Annual Meeting of Shareholders, which was filed with the SEC on September 27, 2011. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its officers and directors in the Merger by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Letter from Peter L. Lynch

99.2	Updated Team Member FAQ

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2012	Winn-Dixie Stores, Inc.

	By:	/s/ Timothy L. Williams
Timothy L. Williams
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter from Peter L. Lynch

99.2	Updated Team Member FAQ